EXHIBIT 99.02
                                  -------------

                            STOCK OPTION AGREEMENT--
                        APPENDIX OF TERMS AND CONDITIONS

         Your Option is subject to all the terms and provisions of the Plan, as tailored by your Option Agreement and this Appendix of Terms and Conditions. Capitalized terms not defined in your Option Agreement and this Appendix have the meanings provided in the Plan.

                  A. TERMINATION OF EMPLOYMENT. Upon your termination of employment or other service relationship with the Company, the unvested portion of your Option expires. You may continue to exercise the vested portion of your Option for a period of three months following your termination, unless the termination was for Cause, or attributable to your death or Total Disability, as described below. If your employment or other service relationship terminates for Cause (as defined in the Plan), the unexercised portion of your Option expires immediately, both unvested and vested portions.

         If your employment or other service relationship with the Company terminates because of your Total Disability, you may continue to exercise the vested portion of your Option for 12 months (instead of the regular three months) following the termination, but in no event beyond the original Expiration Date. Similarly, if you die while still working for the Company, your heirs or estate may exercise the vested portion of your Option for a period of 12 months following your death. Upon your death within three months following a termination of employment or other service relationship (or within 12 months, if termination is due to Total Disability), your estate or heirs will have 12 months following the date of your death to exercise the vested portion of your Option.

                  B. OPTION EXERCISE. You may exercise your Option by giving written notice to the Company, using the attached sample form or other documentation substantially similar and satisfactory to the Company. Your written exercise notice must be accompanied by full payment of the exercise price for the number of shares you are purchasing.

                  C. FORM OF PAYMENT. You may pay your Option exercise price in cash, with a cashier's check, or a personal check, unless the Plan Administrator determines at the time of exercise not to accept a personal check.

                  D. TAX CONSEQUENCES. Your Option is intended as a Nonqualified Stock Option (NQSO). Upon exercise of your Option, and receipt of shares of Common Stock, you will have taxable income for federal income tax reporting purposes, in an amount equal to the Fair Market Value of the shares, measured at the time of exercise, less the Exercise Price you paid. The income constitutes compensation, taxed at ordinary income rates. Upon your ultimate sale of the shares, the resulting gain or loss will constitute capital gain or loss, taxed at short or long-term capital gain rates, depending on whether you have held the shares for at least a year. The tax rules associated with options can be complex. The Company is not providing tax advice, and the preceding is provided only as background information. You should consider obtaining personal tax consulting before exercising your Option or selling the resulting shares. Further, the





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tax laws generally described above are in effect as of your Option Grant Date and are subject to change.

                  E. WITHHOLDING TAXES. To the extent the exercise of your Option generates taxable income, the income may trigger withholding tax obligations for the Company. The Company has the right to retain, without notice, sufficient shares to satisfy these obligations, as well as withhold other amounts the Company may owe you. Alternatively, the Company may refrain from issuing shares to you until acceptable arrangements have been made to enable the Company to satisfy its withholding obligation.

                  F. NONTRANSFERABILITY OF OPTION. During your lifetime only you can exercise your Option. Your Option is not transferable, except by will or by the applicable laws of descent and distribution. Following your death, the Plan provides that your Option may be exercised by your heirs or the personal representative of your estate.

                  G. EFFECT OF SALE, MERGER OR EXCHANGE. In connection with the completion of a liquidation of the Company, a sale of substantially all of the Company's property, or a merger or sale of the Company's stock, after which voting control of the Company belongs to individuals or entities who were not shareholders of the Company prior to the transaction (collectively referred to as a "Sales Event"), your Option will expire and terminate, provided the Company will afford you advance notice and an opportunity prior to the Sales Event to exercise your Option and your Option will accelerate and become 100% vested in connection with the Sales Event.

         In the alternative, the Company may (i) determine to cash out your Option by paying you an amount equal to the Fair Market Value of a share of Common Stock (as determined for purposes of the Sales Event), multiplied by the number of shares of Common Stock available under your Option, and reduced by the aggregate Exercise Price associated with your Option; (ii) continue your Option, subject to the same terms and conditions (including the vesting schedule, if any), that applied prior to the Sales Event, modified as deemed appropriate by the Administrator in conjunction with the Sales Event; or (iii) if the Sales Event involves a merger in which the shareholders of the Company exchange their shares of Common Stock for shares of the surviving corporation, then at the discretion of the Administrator and the surviving corporation, the Company may convert your Option to an option to purchase shares of stock in the surviving corporation (referred to as "Exchange Stock"). Your option for Exchange Stock will possess terms and restrictions substantially identical to your Option, adjusted as deemed appropriate by the Administrator. Unless determined otherwise by the Administrator, your Option vesting will not accelerate in connection with a Sales Event.

                  H. REGISTRATION / STOCK LEGEND. As described in Section 11 of the Plan, various federal and state securities laws must be satisfied before the Company can issue shares to you upon the exercise of your Option. By signing below, you acknowledge that you have read Section 11 and understand this condition. Also, the certificates you receive for shares upon exercise of your Option may possess the following legend or its equivalent:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended






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                  (the "Act"), and may not be sold, assigned, offered or
                  otherwise transferred unless (a) there is an effective registration statement under the Act, or (b) the Company receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for the Company) stating that the transaction is exempt from registration or the Company otherwise satisfies itself that the transaction is exempt from registration.

                  I. EFFECT ON EMPLOYMENT / POST-EMPLOYMENT OBLIGATIONS. By signing below and acknowledging receipt of your Option Agreement, you acknowledge that the Plan is discretionary in nature, and the Company may suspend or terminate it at any time, and that your Option does not entitle you to additional option grants or continued employment or service with the Company, or limit the Company's ability (or your ability) to terminate employment or services at any time. You also acknowledge that the future value of the underlying shares is unknown and cannot be predicted with certainty, and if the underlying shares do not increase in value, then your Option may have no value.

                  J. GOVERNING LAW; ATTORNEYS FEES. The Plan, this Option Agreement and this Appendix are governed by the laws of the State of Oregon. If any provision of these documents is held to be invalid by a court having jurisdiction, the remaining terms will remain in full force and effect. In the event of any arbitration or litigation concerning your Option, each party will pay its own court costs and attorney fees, and the prevailing party shall not be entitled to recover those costs and fees from the non-prevailing party.

                  K. BINDING EFFECT. The terms and conditions expressed in this Option Agreement and corresponding Appendix will inure to the benefit of the successors and assigns of the Company and will be binding upon you and your heirs, executors, administrators, successors and assigns.





























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                         ACCEPTANCE AND ACKNOWLEDGEMENT

         I, as resident of the State of ____________________, accept the Nonqualified Stock Option described in the Option Agreement dated ________________, the corresponding Appendix of Terms and Conditions and the Williams Controls, Inc. 1993 Restated Stock Option Plan (all of which are collectively referred to as the "Option Documents"). I also acknowledge receipt of a copy of the Option Documents. I have reviewed the Option Documents and am aware of their terms, particularly section H. of the Appendix entitled, "Registration / Stock Legend."


Dated: ________________________                _____________________________
                                               Signature of Optionee




         By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of this Agreement, acknowledges that having read this Agreement and the Plan, and being familiar with the terms and provisions thereof, agrees to be bound by all the terms and conditions of this Agreement and the Plan.



Dated:  ________________________               _____________________________
                                               Spouse's Signature

                                               _____________________________
                                               Printed Name




         By his or her signature below, the Optionee represents that he or she is not legally married as of the date of this Agreement.


Dated:  _________________________              _____________________________
                                               Signature of Optionee



















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                 NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION


To:  Williams Controls, Inc.

         I, a resident of the State of _______________________, hereby exercise my Nonqualified Stock Option granted pursuant to the Option Agreement, dated _________________. Specifically, I am notifying the Company of my desire to purchase _________ shares of Common Stock (or a successor class of stock) of the Company at the exercise price of $__________ per share.

         I hereby represent and agree that the exercise of my Option, and the shares I receive, are subject to the provisions the Option Agreement, the corresponding Appendix of Terms and Conditions and the Williams Controls, Inc. 1993 Restated Stock Option Plan (all of which are collectively referred to as the "Option Documents").


Dated: _____________________

____________________________                ________________________________
Taxpayer I.D. Number                        Signature of Optionee

                                            Address:
                                            ________________________________

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